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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 1, 2003

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                                      76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                              1800 West Loop South
                                    Suite 500
                              Houston, Texas              77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500



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ITEM 7. EXHIBITS

         (C)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------
                  99.1              Press Release dated April 1, 2003

                  99.2              Integrated Electrical Services, Inc. Company
                                    and Investment Profile Report dated April
                                    2003

ITEM 9. REGULATION FD DISCLOSURE

On April 1, 2003, the Company released a press release and an internally generated report describing the Company and Investment Profile of Integrated Electrical Services, Inc. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The report is attached to this Current Report on Form 8-K as Exhibit 99.2.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INTEGRATED ELECTRICAL SERVICES, INC.


                                            By:  /s/ William W. Reynolds
                                                 -------------------------------
                                                 William W. Reynolds
                                                 Executive Vice President and
                                                 Chief Financial Officer


Dated: April 1, 2003



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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press Release dated April 1, 2003

99.2              Integrated Electrical Services, Inc. Company and Investment
                  Profile Report dated April 2003